The CLS AdvisorOne Funds

                               Semiannual Report

                                October 31, 1998



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                              CLS AdvisorOne Funds

                                 [LOGO] Compass


                             CONTENTS OF THE REPORT


         Fund Objectives                                3

         Letter to the Shareholders                     4

         Economic Overview                              5

         Performance Review                             6

         Manager's Profile: Wallace Weitz               9

         Portfolio of Investments: Amerigo             10

         Portfolio of Investments: Clermont            12

         Statements of Assets and Liabilities          15

         Statements of Operations                      16

         Statements of Changes in Net Assets           17

         Financial Highlights                          18

         Notes to Financial Statements                 19



2    The CLS AdvisorOne Funds      Semiannual Report October 31, 1998


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                                FUND OBJECTIVES



               THE AMERIGO FUND'S

                    investment objective is capital appreciation and long -term growth of capital without regard to current income.


               THE CLERMONT FUND'S

                    investment objective is growth of capital and a reasonable level of current income.




        CLS AdvisorOne Funds is a fund of funds that monitors the vast universe of mutual funds and determines who are the best managers and which funds are currently earning the best returns considering the amount of risk. Then, CLS AdvisorOne Funds attempts to build a portfolio of some of the very best funds available, and puts it all together so you only have to make one choice. You no longer have to limit yourself to one or two mutual fund families. You can build a disciplined, diversified portfolio with one investment decision. CLS AdvisorOne Funds is a simple solution to a challenging investment world.


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                            LETTER FROM THE PRESIDENT

[PHOTO]   W. Patrick Clarke
          President, CLS AdvisorOne Funds

Dear Fellow Shareholder,

As we made our way through the last six months, the convictions of investors everywhere were put to the test. Most investors found it to be a very frustrating period, especially after becoming accustomed this decade to a very easygoing bull market environment. We sympathize with everyone who has recently felt the discomfort of watching the value of their portfolio suffer short-term declines. While the past few months have not met the expectations of most mutual fund investors, October's recent upswing serves as a prominent reminder of the importance of keeping the perspective of a long-term investor.

The Amerigo Fund and the Clermont Fund are both diversified among various asset classes, styles and individual securities to bring the expertise of many fund managers to you through a single investment. They are held together by our investment methodology, which rests on three important fundamentals: core holdings, asset class rotation, and risk reduction. Our methodology is designed to temper major market fluctuations, and has demonstrated its perseverance through recent volatility.

While it's true we depend greatly on the methodology and diversification of The CLS AdvisorOne Funds, we could not be successful without the expertise of the managers of the holdings within our funds of funds. We believe strongly in each of their abilities to weather temporary periods of underperformance. In each previous report, one of our selected fund managers has been profiled to give our investors a closer look at the basic level of their investment philosophies. Initially, we profiled Randal D. Skalla, Chief Investment Officer of The CLS AdvisorOne Funds, and discussed his responsibility for selecting the individual fund managers within our fund family. And in the last report, you read about the successes of Ron Baron, President of the Baron Funds. In this report, you will find a profile of Wallace Weitz, President of the Weitz family of funds. You will also find an economic overview, a review of our funds' performance with accompanying discussion, and a portfolio break-out for each fund. Thank you for your investment in the CLS AdvisorOne Funds. If you have any questions about this report, please call (800) 635-3427.


/s/ W. Patrick Clarke

W. Patrick Clarke
President, CLS AdvisorOne Funds


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             ECONOMIC OVERVIEW By Analysts, Philip Mead & Tony Riggs

Since our last report, equity markets have taken investors on a roller-coaster ride, reaching all-time highs in mid-July, only to suffer severe corrections through August and September. With a welcomed turnaround in October, investors were treated to one of the greatest one-month point increases in history. Just how crazy was it? Well, from its peak on July 17th of 9337.97, the Dow Jones Industrial Average (DJIA) would fall as much as 19 percent over the next several weeks. The average stock mutual fund was down more than 15 percent for the third quarter, according to Lipper Analytical Services.

Markets continued the correction through September and the first week of October. But the last three and a half weeks of October would see the greatest one-month point gain in the DJIA of 749.48 points. By the end of October, major market indices were around the levels of late spring before the summer correction. The market changed its focus from fear and panic to positive market fundamentals.

A constant throughout this period, and the last couple of years, was historically low inflation. Low inflation and correspondingly low interest rates were major contributors to keeping the correction from becoming a full-blown bear market. Undoubtedly the biggest factors in the equity market's rebound were the cuts the Federal Reserve made in two key interest rates.

At their scheduled meeting on Sept. 29, members of the Federal Open Market Committee voted to cut a quarter percentage point from the Fed Funds Rate but not the Discount Rate. The market reaction was not enthusiastic as investors had hoped for a more substantial cut. Sixteen days later, the Fed took the markets by surprise when it slashed a quarter percent from the Discount Rate, and yet another quarter point from the Fed Funds Rate. This came between regular Fed meetings, which is historically uncommon.

Many international central banks quickly followed the U.S.'s lead by cutting their interest rates. World markets didn't respond as strongly as U.S. markets. They had been performing well, but the menacing market problems of Southeast Asia and later in Russia slowed growth. A debt default by Russia resulted in a great deal of stock selling in Europe and the U.S. while another crisis occurred in Latin America, hitting Brazil especially hard. In response to the damaged financial markets of Russia, Asia and Latin America, seven nations (the U.S., Japan, Germany, United Kingdom, France, Italy and Canada) approved $90 billion in reserves to the International Monetary Fund (IMF). The result was an easing of Asia's market turmoil, with some Asian markets beginning to rebound and others remaining a long way from complete recovery. Early IMF intervention has helped keep the Latin American problems from being as severe as those of Asia.

The overall domestic economy shows few problems. Late October figures for economic growth, as measured by Gross Domestic Product, showed a 3.3 percent annualized growth rate. As mentioned earlier, inflation remains at very low levels, while we continue to see low unemployment rates. Low prices and available jobs kept Consumer Confidence high. As a result, Consumer Spending was strong and continues to be a major driving force behind the economy.

Investors were severely tested over the past six months. Equities climbed to new highs but the lingering international financial crises made many investors nervous enough to sell without considering the underlying economic fundamentals. Despite all the market volatility, the overall U.S. economy remained healthy and the stock market returned to its earlier levels, rewarding investors who stayed disciplined in their investment strategy.


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                            THE CLS ADVISORONE FUNDS
                                    10/31/98

                               PERFORMANCE REVIEW

[GRAPH]   The following information was presented as a bar graph:

          Total returns for CLS AdvisorOne Funds
          since May 1, 1998 through October 31, 1998.

               Amerigo             -9.50%
               Clermont            -7.68%
               S&P 500             -0.4%
               Multi-Asset Global  -6.26%


AMERIGO FUND REVIEW

The total return for the Amerigo Fund during the past six months ending October 31, 1998 was -9.50%. During this same time period the S&P 500 Composite Stock Price Index declined -.40%, and the average Multi-Asset Global mutual fund monitored by Morningstar, Inc. declined -6.26%. These performance numbers include the 3rd quarter of 1998, a period in which mutual funds turned in their largest quarterly loss in eight years. It has clearly not been an easy environment for investors to make money.

Since the Amerigo Fund owns small, mid, and large cap funds, as well as international funds and bond funds, there is no perfect performance benchmark for use as a comparison. Over the long-term, our goal is to outperform the broad U.S. stock market. However, there will be time periods when this is not the case. These time periods will occur whenever the largest U.S. companies are posting the best performance. This was indeed the case over the last six months as well as all of 1998.

It can best be illustrated by analyzing a broader group of indexes. The following chart shows how returns differ between indexes. The data shows returns for the six month period ending October 31, 1998.

         S&P 400 Mid Cap           -11.00%
         Russell 2000 Small Cap    -21.70%
         Average International
         Fund from Morningstar     -13.06%

                        (Data: Morningstar)

During the last six months the performance gap between large companies and small companies is the largest recorded since the early 1970's when the small cap indexes were first formulated. This has led to most mutual funds underperforming the major large cap indexes. Through the end of October, less than 10% of all


6    The CLS AdvisorOne Funds      Semiannual Report October 31, 1998


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mutual funds were beating the S&P 500 for year-to-date performance. In fact, through early November, the average mutual fund was more than 14 percentage points behind the S&P 500.

By design, the Amerigo Fund is an asset allocation fund diversifying its assets across many different asset classes. The Amerigo Fund has significant exposure to the largest domestic companies; but the fund also had exposure to small company and international stocks. Over the last six months we have been steadily increasing our weightings of funds owning the largest capitalization stocks. We will continue to do so until the relative performance shifts back in favor of the small and mid-size companies.

Some of the best performing funds Amerigo has owned over the last six months are as follows:

                                              Past
                                            6 months

         Rydex OTC                           +13.05%
         Fidelity Growth Opportunities       + 0.47%
         Rydex Nova                          - 5.33%
         Oakmark Select                      - 6.30%


CLERMONT FUND REVIEW

The total return for the Clermont Fund during the past six months ending October 31, 1998 was -7.68%. During this same time period the S&P 500 Composite Stock Price Index declined -.40% and the average Multi-Asset Global mutual fund monitored by Morningstar, Inc. declined -6.26%.

Since inception on July 14, 1997, the Clermont Fund has held an average weighting of 65% equities and 35% bonds. The bond weightings have both helped and hurt the fund during the past six months. While the market was heading to all time highs during May, June and July our bond positions were a very large drag on performance. However, during the 3rd quarter sell-off in the equity markets, those bond positions added a great amount of stability to the portfolio. The bond weighting in the Clermont Fund is by design, and we will always have a portion of the portfolio in bonds to reduce the risk level and the day-to-day volatility of the fund.

The Clermont Fund, being more conservative than the Amerigo fund, has had a heavy weighting in mutual funds that invest in value stocks. These are stocks with lower price to earnings ratios and have higher dividends. Historically, these types of funds have performed much better when the markets go through corrections. Unfortunately, this was not the case over the past six months as value stocks significantly underperformed growth stocks. As a result, we have been steadily increasing our exposure to growth mutual funds while reducing our


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exposure to value funds. We will continue to do so as long as the relative performance favors growth over value.

Some of the best performing funds held by the Clermont Fund during this time period were as follows:

                                               Past
                                             6 months

       Strong Corporate Bond                 +2.08%
       Invesco Utilities                     +1.27%
       Invesco Total Return                  -0.30%
       Brinson Global                        -2.99%
       B/R Market Neutral                    -3.17%

RISK REDUCTION

One of the key features of both the Amerigo Fund and the Clermont Fund is the attention to risk that is given in managing the funds. Both funds are designed to provide a very respectable return while taking only a moderate amount of risk. The Amerigo Fund is designed to take more risk than the Clermont Fund, so its returns during up markets should be expected to outperform the Clermont Fund. Conversely, in a down market the Clermont Fund should retain more of its value than the Amerigo Fund, clearly illustrated during the most recent market correction (7/17 - 10/8) as the Clermont Fund declined 9.74% less than the Amerigo Fund.

Both the Amerigo and the Clermont Funds are well positioned for future growth in the coming six months. The Fund of Funds concept makes a great deal of sense to us because we can select from the best fund managers in the business and put them together into one diversified fund. You achieve instant diversification and access to the some of the best funds, many of which are not offered to retail customers.

The recent market volatility and sharp corrections in the equity markets have demonstrated the importance of maintaining a diversified portfolio. To go through corrections is very normal for the market. It has gone through many in the past and will continue to experience more in the future. During these time periods it is important to remember that if you are investing to reach long-term goals, you must stay disciplined to a long-term strategy without panicking during short-term market fluctuations.


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FUND MANAGER PROFILE

Wallace Weitz - THE WEITZ FUNDS

Throughout 1998, while many investors categorized the term VALUE FUND with the stigma of a 10% loss, Weitz Value is up nearly 10%. A member of the Weitz family of funds is held in each of The CLS AdvisorOne Funds. Wallace Weitz is the Manager of Weitz Series Value Portfolio and Weitz Partners Value. They have become leaders among small-cap value funds while taking roughly half the market risk of those with similar objectives. More importantly, Weitz is a manager who has learned to distinguish the real characteristics from the superficial-- to separate storytelling ability from the facts. As a fund manager, he attempts to identify those companies whose stock price is substantially lower than the value of the company.

Weitz has produced impressive returns with notably low levels of market risk; but when asked about his strengths, Weitz doesn't purport to have better insight, harder work or more exclusive sources; rather, he claims to bring to the table two simple attributes: patience and common sense. His basic strategy is to identify the INTRINSIC VALUE of a company.

"WHAT I CALL VALUE INVESTING-MEASURING INTRINSIC VALUE AND TRYING TO BUY AT A DISCOUNT-TENDS TO SEEM BORING." 1 But, not only might this strategy seem boring at times, such a style seeking out relatively unpopular companies during their fiscal lows may be taxing to the average investor. Weitz sites the negative reinforcement between clients, consultants, and money managers through an example of the cable and cellular business.

"THESE COMPANIES WERE ADDING SUBSCRIBERS AND INCREASING CASH FLOW, BUT THERE WAS A PERCEPTION OF A PROBLEM. IN THE FALL OF 1996, I WAS AT A BEAR STEARNS MEDIA CONFERENCE, AND A CABLE ANALYST AND A CELLULAR ANALYST WERE BOTH SAYING, "THESE STOCKS ARE REALLY CHEAP. IT'S REALLY A GREAT BUSINESS, AND TWO OR THREE YEARS FROM NOW THE STOCKS OUGHT TO BE MUCH HIGHER. BUT DON'T BUY THEM NOW BECAUSE THERE'S ANOTHER BAD QUARTER AHEAD." MONEY MANAGERS AGREED, SAYING, "I'M NOT GOING TO BUY NOW BECAUSE MY INVESTORS DON'T HAVE THE PATIENCE TO STICK THROUGH ANOTHER BAD QUARTER OR TWO." 2

On the contrary, Weitz didn't choose to avoid such a potentially endangered industry. In fact, he doubled up.

"WE ALREADY HAD BIG POSITIONS, BUT I JUST KEPT BUYING. THE SAME THING HAPPENED MOST RECENTLY WITH CENTENNIAL CELLULAR, WHERE THE STOCK PRICE DOUBLED IN FOUR YEARS, AND SO DID THE VALUE OF THE BUSINESS. THE STOCK DID JUST WHAT IT SHOULD HAVE DONE, BUT FIRST IT WENT DOWN 60% AND THEN UP 500%... BUT WHAT'S RIGHT ABOUT CENTENNIAL WAS BUYING IT FOUR YEARS AGO AT $20 AND TO KEEP BUYING IT ALL THE WAY DOWN. IT WASN'T A MATTER OF BEING SMART IN THE LAST NINE MONTHS." 1

While a fund manager might take a lot of heat for holding a stock through a couple of down quarters, the reward comes when that manager gets credit for just holding on while the value of the company they've owned for several months is finally realized. That devotion, discipline, and patience helps align The Weitz Funds with the methodology of our analysts at CLS. For that reason, we believe Wallace Weitz is a strong fund manager who will help support our long-term goals for our clients.

1 DOW JONES INVESTMENT ADVISOR, October 1998
2 BARRON'S, October 26, 1998


9    The CLS AdvisorOne Funds      Semiannual Report October 31, 1998


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                              CLS AdvisorOne Funds
                            PORTFOLIO OF INVESTMENTS
                                October 31, 1998
                                   (Unaudited)


                                THE AMERIGO FUND


MUTUAL FUNDS                                                 % OF NET
                                                    SHARES    ASSETS     VALUE
LARGE CAP VALUE
Fidelity Advisor Growth Opportunities I Fund        18,262    6.46%  $   852,996
Masters Select Equity Fund                          61,598    5.61%      740,410

LARGE CAP GROWTH
Rydex OTC Fund                                      47,731   11.56%    1,525,955
Warburg Pincus Health Sciences Fund                 59,584    6.50%      858,611
Nations Marsico Focused Equities
   Fund - Advisor Class                             40,511    3.90%      514,496
Rydex Nova Fund                                     15,363    3.33%      439,390
SSgA Growth and Income Fund                         22,855    3.23%      426,468
Janus Growth and Income Fund                         8,414    1.69%      222,549
Strong Growth and Income Fund                       10,087    1.43%      188,921

MID CAP VALUE
Oakmark Select Fund                                 45,047    6.19%      816,700

SMALL CAP VALUE
Weitz Series Hickory Fund                           18,948    3.88%      512,724
Barr Rosenberg U.S. Small Capitalization
   Fund - Advisor Class                             28,871    1.70%      224,038
Neuberger & Berman Genesis Fund                      6,206    0.67%       88,932
Franklin Mutual Discovery Fund - Class Z             3,886    0.50%       66,450

SMALL CAP GROWTH
Baron Asset Fund                                     8,671    2.82%      372,425
TIP Funds Turner Small Cap Equity Fund              12,214    2.01%      264,807
O'Shaughnessy Cornerstone Growth Fund               19,947    1.57%      207,053

INTERNATIONAL EQUITY
Janus Overseas Fund                                 55,889    7.60%    1,003,211
Federated International Small Company
   Fund - Class A                                   38,472    4.91%      648,257

Total Mutual Funds
(Cost $9,959,063)                                            75.56%    9,974,393

Depositary Receipts
S&P Depositary Receipts                             22,400   18.69%    2,466,800

Total Depositary Receipts (Cost $2,487,712)                  18.69%    2,466,800

Money Market Mutual Funds Alliance Prime Portfolio

Total Money Market Mutual Funds (Cost $50,446)      50,446    0.38%       50,446
                                                              0.38%       50,446

Total Investments (Cost $12,497,221)                                  12,491,639

Other Assets in Excess of Liabilities                         5.37%      709,731

Total Net Assets                                              100%   $13,201,370

See accompanying notes to financial statements.


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                                 COMPOSITION %

     Composition % based on holdings of underlying funds within Amerigo as of October 31, 1998.

[GRAPH] The following informatiom was presented as a pie chart:

          74.0%     U.S. Stocks
          16.4%     International Stocks
           6.6%     Cash
           1.3%     Bonds
           1.7%     Other



The Amerigo Fund's Investment
Style in U.S. stock funds
October 31, 1998


Value     Blend     Growth
-----     -----     ------

12.07%    18.69%    31.64%    Large

 6.19%                        Mid

 6.75%               6.40%    Small



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                              CLS AdvisorOne Funds
                            PORTFOLIO OF INVESTMENTS
                                October 31, 1998
                                   (Unaudited)


                               THE CLERMONT FUND


MUTUAL FUNDS                                                % OF NET
                                                    SHARES   ASSETS    VALUE
LARGE CAP VALUE
Oakmark Fund                                        18,308    9.23%  $  690,772
Invesco Total Return Fund                           14,466    5.99%     448,310
Invesco Financial Strategic Utilities Fund          10,738    2.12%     158,714

LARGE CAP GROWTH
Invesco Growth Fund                                134,274   10.74%     804,300
Rydex Nova Fund                                      6,915    2.64%     197,760

MID CAP VALUE
Weitz Series Fund Value Portfolio                   13,973    5.16%     386,501
Oakmark Equity and Income Fund                       7,919    1.53%     114,590

SMALL CAP GROWTH
Baron Growth & Income Fund                           6,155    1.74%     130,484

SMALL CAP VALUE
Third Avenue Value Fund                             10,200    4.11%     307,840
Barr Rosenberg U.S. Small Capitalization
   Fund - Advisor Class                             10,958    1.14%      85,032

BONDS
Strong Corporate Bond Fund                          75,902   11.25%     841,752
Fidelity Advisor Intermediate Bond Fund             36,199    5.21%     390,224
Barr Rosenberg Market Neutral Fund                  34,635    4.53%     338,728
Invesco High-Yield Bond Fund                        22,685    1.95%     146,321

INTERNATIONAL EQUITY
Tweedy Browne Global Value Fund                     53,367   12.01%     899,233
Brinson Global Equity Fund                          10,686    1.79%     133,894

Total Mutual Funds (Cost $6,162,602)                         81.14%   6,074,455

Depositary Receipts
S&P Depositary Receipts                              9,300   13.68%   1,024,162

Total Depositary Receipts (Cost $1,036,237)                  13.68%   1,024,162

Money Market Mutual Funds
Alliance Prime Portfolio                                      0.03%       2,024

Total Money Market Mutual Funds (Cost $2,024)        2,024    0.03%       2,204

Total Investments (Cost $7,200,863)                                   7,100,641

Other Assets in Excess of Liabilities                         5.15%     384,774

Total Net Assets                                              100%   $7,485,415

See accompanying notes to financial statements.


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                                 COMPOSITION %

     Composition % based on holdings of underlying funds within Clermont as of October 31, 1998.

[GRAPH] The following informatiom was presented as a pie chart:

          56.4%     U.S. Stocks
          27.9%     Bonds
          10.8%     International
           4.9%     Cash




The Clermont Fund's Investment
Style in U.S. stock funds
October 31, 1998


Value     Blend     Growth
-----     -----     ------

12.34%    13.68%    13.38%    Large

 6.69%                        Mid

 5.25%               1.74%    Small


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CLS AdvisorOne Funds
THE AMERIGO FUND
THE CLERMONT FUND
14747 California Street
Omaha, NE 68154-1979
800-635-3427
402-493-3313

CURRENT NAV FOR
AMERIGO AND CLERMONT
(800) 808-3829

TICKER SYMBOL FOR AMERIGO
CLSAX

INVESTMENT ADVISOR
Clarke Lanzen Skalla Investment Firm, Inc.

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinatti, OH 45202

TRANSFER AGENT & DIVIDEND DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017
800-808-3829
614-760-2108 (in Central Ohio)

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C.  20030

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH  43215


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                              CLS AdvisorOne Funds
                      STATEMENTS OF ASSETS AND LIABILITIES
                                October 31, 1998
                                  (Unaudited)


Assets:                                  THE AMERIGO FUND     THE CLERMONT FUND

Investments, at market value
     (cost $12,497,221 and
     $7,200,863, respectively)              $ 12,491,639        $ 7,100,641
Cash                                             689,523            351,628
Interest and dividends receivable                    239                108
Receivable from advisor                               --              5,172
Unamortized organization costs                    38,428             38,428
Prepaid expense and other assets                  20,597             17,590
Total Assets                                  13,240,426          7,513,567

Liabilities:

Management fees payable                           16,083                611
Other accrued liabilities                         22,973             27,541
Total Liabilities                                 39,056             28,152

Net Assets                                  $ 13,201,370        $ 7,485,415

Components of Net Assets:

Capital                                     $ 13,329,393        $ 7,603,246
Accumulated undistributed net
     investment income (loss)                     (9,787)                58
Accumulated net realized losses                 (112,654)           (17,667)
Net unrealized depreciation
     from investments                             (5,582)          (100,222)
Total Net Assets                            $ 13,201,370        $ 7,485,415

Capital Stock Outstanding                      1,282,996            752,486

Net Asset Value - Offering and
     Redemption Price Per Share             $      10.29        $      9.95


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


15    The CLS AdvisorOne Funds      Semiannual Report October 31, 1998


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                              CLS AdvisorOne Funds
                            STATEMENTS OF OPERATIONS
                                October 31, 1998
                                   (Unaudited)


Investment Income:                   THE AMERIGO FUND       THE CLERMONT FUND

Dividends                             $     41,883           $     48,205
Interest                                     5,605                  2,157
Total Investment Income                     47,488                 50,362

Fund Expenses:

Investment advisory fees                    50,220                 29,526
Administrative fees                         15,201                 15,201
Transfer agent fees                         10,301                  9,385
Fund accounting fees                        10,130                 10,150
Printing and postage expense                12,860                 13,272
Registration                                10,222                 10,233
Trustee fees                                 6,308                  8,565
Audit fees                                   6,148                  7,461
Amortization of organization
     expense                                 5,282                  5,282
Insurance expense                            4,478                  4,478
Legal expense                                3,634                  3,443
Custodian fees                               1,936                  2,124
Miscellaneous expenses                       1,090                  1,090
Total expenses before
     reimbursements                        137,810                120,210

Reimbursement of expenses
    by advisor                             (80,535)               (86,223)

Net Expenses                                57,275                 33,987

Net Investment Income (Loss)                (9,787)                16,375

Realized and Unrealized Losses
from Investments

Net realized losses from
     investment transactions              (175,435)               (29,479)
Net decrease in unrealized
     depreciation from investments        (717,360)              (367,554)
Net realized and unrealized
     losses from investments              (892,795)              (397,033)

Net Decrease in Net Assets
     Resulting from Operations        $   (902,582)          $   (380,658)


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              CLS AdvisorOne Funds
                       STATEMENTS OF CHANGES IN NET ASSETS
                    For the Six Months Ended October 31, 1998
                                   (Unaudited)

                                                  THE AMERIGO FUND                        THE CLERMONT FUND

                                            For the Six       For the Period       For the Six       For the Period
                                              Months              from               Months              from
Increase in Net Assets                     Ended October      July 14, 1997*      Ended October      July 14, 1997*
                                             31, 1998         Through April         31, 1998         Through April
Operations:                                 (Unaudited)          30, 1998          (Unaudited)          30, 1998
Net investment income (loss)              $     (9,787)         $    4,879        $    16,375       $    54,868
Net realized gains (losses) from
     investment transactions                  (175,435)             62,781            (29,479)           11,812
Net increase (decrease) in unrealized
     appreciation (depreciation)
     of investments                           (717,360)            711,778           (367,554)          267,332

Net Decrease in Net Assets
     Resulting from Operations                (902,582)            779,438           (380,658)          334,012

Dividends and Distributions
     to Shareholders:

From net investment income                          --              (4,879)           (17,564)          (53,621)
In excess of net investment income                  --             (12,682)                --                --
Net Decrease in Net Assets Resulting
     from Dividends and Distributions
     to Shareholders                                --             (17,561)           (17,564)          (53,621)

Capital Transactions:

Proceeds from shares subscribed              7,559,502           7,093,071          3,921,774         4,416,816
Reinvestment of dividends                           --              17,561             17,423            53,621
Cost of shares redeemed                     (1,013,082)           (364,977)          (496,114)         (360,274)

Net Increase in Net Assets Resulting
     from Capital Transactions               6,546,420           6,745,655          3,443,083         4,110,163

Total Increase in Net Assets                 5,643,838           7,507,532          3,044,861         4,390,554

Net Assets - Beginning of Period             7,557,532              50,000          4,440,554            50,000

Net Assets - End of Period               $  13,201,370        $  7,557,532        $ 7,485,415       $ 4,440,554

Share Transactions:

Subscribed                                     718,040             692,016            388,314           435,133
Reinvested                                          --               1,735              1,721             5,288
Redeemed                                       (99,504)            (34,291)           (48,514)          (34,456)

Net Increase in Shares Outstanding             618,536             659,460            341,521           405,965

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

* DATE OF COMMENCEMENT OF OPERATIONS

                              CLS AdvisorOne Funds

                              FINANCIAL HIGHLIGHTS


                                                    THE AMERIGO FUND                        THE CLERMONT FUND

                                              For the Six       For the Period       For the Six       For the Period
                                                Months              from               Months              from
                                             Ended October      July 14, 1997*      Ended October      July 14, 1997*
                                               31, 1998         Through April         31, 1998         Through April
                                              (Unaudited)          30, 1998          (Unaudited)          30, 1998
Net Asset Value,
Beginning of Period                         $     11.37          $     10.00         $     10.81        $    10.00

Investment Operations:

Net investment income (loss)                      (0.01)                0.02                0.05              0.17
Net realized and unrealized gains
     (losses) from investment                     (1.07)                1.39               (0.86)             0.80

Total                                             (1.08)                1.41               (0.81)             0.97

Distributions

From net investment income                           --                (0.02)              (0.05)            (0.16)
In excess of net investment income                   --                (0.02)                 --                --

Total                                                --                (0.04)              (0.05)            (0.16)

Net Asset Value, End of Period              $     10.29          $     11.37          $     9.95        $    10.81

Total Return                                   (9.50%)(1)           14.11%(1)           (7.68%)(1)          9.84%(1)

Ratios/ Supplemental Data:

Net assets, end of period                 $  13,201,370         $  7,557,532        $  7,485,415       $ 4,440,554
Ratio of expense to average
     net assets                                 1.15%(2)             1.15% (2)           1.15%(2)           1.15%(2)
Ratio of net investment
     income (loss)
     to average net assets                     (0.20%)(2)            0.15% (2)           0.56%(2)           2.53%(2)
Ratio of expense to average net
     assets, before voluntary
     fee reductions                             2.77%(2)             4.45% (2)           4.11%(2)           5.95%(2)
Ratio of  net investment income
     (loss)  to average net assets
     before voluntary fee reductions           (1.82%)(2)           (3.15%)(2)          (2.40%)(2)         (2.27%)(2)
Portfolio turnover rate                        27.97%(1)            14.36% (1)          21.42%(1)          22.24%(1)

(1)  Not annualized.
(2)  Annualized.

* DATE OF COMMENCEMENT OF OPERATIONS

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              CLS AdvisorOne Funds

                         NOTES TO FINANCIAL STATEMENTS
                                October 31, 1998
                                   (Unaudited)

The CLS AdvisorOne Funds (the "Trust") was organized as a Massachusetts business trust on March 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of The Amerigo Fund and The Clermont Fund (individually, a "Fund"; collectively, the "Funds") which are two separate diversified, no-load series with different investment objectives. Each Fund commenced operations July 14, 1997. Prior to the commencement of operations, the Trust had no operations other than incurring organizational expenses and the sale of initial shares of beneficial interest. The Amerigo Fund's investment objective is capital appreciation and long-term growth of capital without regard to current income. The Clermont Fund's investment objective is growth of capital and a reasonable level of current income.

1.SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

SECURITY VALUATION: Each Fund seeks to achieve its investment objective by investing in a portfolio of open-end or closed-end investment companies (the "underlying funds"). Underlying funds are valued at their respective net asset values as reported by such investment companies under the 1940 Act. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market values (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established by the board of directors of the underlying funds. Other assets of each Fund are valued at their current market value if quotations are readily available. Otherwise, they are valued at fair value pursuant to methods established in good faith by the Board of Trustees.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount on shares of any closed-end investment company purchased by a Fund will decrease. Similarly, there can be no assurance that the market premium on shares of any closed-end investment company purchased by a Fund will not decrease.

FOREIGN SECURITIES: An underlying fund may invest its assets in securities of foreign issuers. Investment in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include political and economic developments, including the possible expropriation of assets, confiscatory taxation, imposition of exchange controls or other foreign governmental laws and restrictions. In addition, there may be less publicly available information about foreign issuers than is available about domestic issuers, and the value of the underlying funds' foreign securities may be adversely affected by fluctuations in exchange rates between foreign currencies and the U.S. dollar. Interest and dividend income from foreign sources received by an underlying fund may be subject to foreign taxes.


19    The CLS AdvisorOne Funds      Semiannual Report October 31, 1998

                              CLS AdvisorOne Funds

                                October 31, 1998
                                   (Unaudited)

LOANS OF PORTFOLIO SECURITIES: A Fund or an underlying fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the loaned securities; (2) the Fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. As of October 31, 1998, the Funds had no outstanding loans of securities.

REPURCHASE AGREEMENTS: Repurchase agreements are transactions in which the Funds purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Funds may invest in repurchase agreements with institutions believed by Clarke Lanzen Skalla Investment Firm, Inc. to present minimum credit risk. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities at least equal to the repurchase price, including accrued interest.

SECURITY TRANSACTIONS: The Funds record purchases and sales of investments on the trade date. The Funds calculate realized gains and losses from sales of investments on the first-in first-out basis. The Funds recognize interest income on the accrual basis and record dividend income on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS: The Funds record distributions to shareholders on the ex-dividend date. On a quarterly basis, the Funds declare and pay dividends from net investment income, if any. On an annual basis, the Funds declare and pay net capital gain dividends, if any.

Dividends from net investment income and net capital gain dividends are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to expiring capital losses carried forward and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

FEDERAL INCOME TAXES: Each Fund intends to qualify as a regulated investment company by complying with provisions of the Internal Revenue Code available to investment companies. Each Fund will distribute its taxable income to its shareholders sufficient to relieve it from all Federal income taxes and excise taxes. Therefore, neither Fund recognized a provision for Federal income taxes or excise taxes for the period ended October 31, 1998.

OTHER: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis.

2.RELATED PARTY TRANSACTIONS: Each Fund has retained Clarke Lanzen Skalla Investment Firm, Inc. (the "Manager") as investment advisor pursuant to an


20    The CLS AdvisorOne Funds      Semiannual Report October 31, 1998

                              CLS AdvisorOne Funds

                                October 31, 1998
                                   (Unaudited)

Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Fund's investment policies and restrictions. Certain officers and directors of the Funds are also officers and directors of the Manager. The Manager earns an annual fee from each Fund at the rate of 1.00% of each Fund's average daily net assets.

The Manager presently intends to waive management fees or reimburse each Fund through an expense reimbursement to the extent necessary to keep total expenses of each Fund at or below 1.15% of average daily net assets. The Manager may change this policy at any time without notice to shareholders. Pursuant to such intentions, the Manager reimbursed The Amerigo Fund and The Clermont Fund $80,535 and $86,223, respectively, for the six months ended October 31, 1998. To the extent the Funds do not increase net assets, the Funds are reliant on the ability of the adviser to continue to provide fee waivers and reimbursements. The adviser is dependent upon achieving its own financial goals, including targeted increases in the Funds' net assets through net sales of fund shares, in order to provide such support to the Funds.

3.INVESTMENT TRANSACTIONS: For the six months ended October 31, 1998, purchases and sales of portfolio securities (excluding short-term securities) were as follows:

                         The Amerigo Fund        The Clermont Fund

      Purchases             $8,650,497               $4,399,146
      Sales                 $2,705,129               $1,207,263

Cost of investments for financial reporting purposes may differ from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of the amount of losses recognized for Federal income tax reporting purposes. As of October 31, 1998, the gross unrealized appreciation and depreciation of investments and the aggregate cost basis of investments for Federal income tax purposes was as follows:

                                         The Amerigo Fund   The Clermont Fund

      Gross unrealized appreciation         $547,927            $120,351
      Gross unrealized depreciation         (554,044)           (222,990)
                                            ---------           ---------
      Net unrealized depreciation            ($6,117)          ($102,639)
                                            ---------           ---------
      Aggregate cost basis               $12,497,756          $7,203,280

4.SHARES OF BENEFICIAL INTEREST: The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest ("shares") in each of the Trust's existing Funds and to create additional Funds. Each Fund issues its own series of shares. All shares have a par value of $0.10 per share, are fully-paid, non-assessable and fully-transferable when issued. All shares are issued as full or fractional shares. A fraction of a share has the same rights and privileges as a full share. Each full or fractional share has a proportionate vote. On issues affecting the Trust as a whole, all shares of the Trust vote together as one series. On issues affecting a particular Fund, only its shares vote as a separate series.


21    The CLS AdvisorOne Funds      Semiannual Report October 31, 1998

                      (This page intentionally left blank)

                              CLS AdvisorOne Funds

                                 [LOGO] Compass


                      The Amerigo Fund * The Clermont Fund

                                 1-800-635-3427





     For current net asset value prices of the CLS AdvisorOne Funds, call 1-800-808-3829.





23    The CLS AdvisorOne Funds      Semiannual Report October 31, 1998

     This report is authorized for use when preceded or accompanied by a prospectus for the CLS AdvisorOne Funds. Read it carefully before investing. Past performance is not a guarantee of future results. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and subject to change. CLS AdvisorOne Funds, Omaha, NE 68154.




                   Clarke Lanzen Skalla Investment Firm, Inc.
                -----------------------------------------------
                             14747 California Street
                                 Omaha, NE 68154
                                 1-800-635-3427